UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

GOLDMAN SACHS TRUST

(Name of Registrant as Specified in Its Charter)

(none)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Solicitation Script (Inbound and Outbound)

CLIENT NAME: GOLDMAN SACHS

JUNE 12, 2026: JUNE 12, 2026

DEDICATED TOLL-FREE NUMBER: 844-574-9090

INBOUND GREETING:

Thank you for calling the Broadridge Proxy Services Center for the GOLDMAN SACHS FUNDS, my name is <Agent Name>. How may I assist you today?

GENERAL OUTBOUND GREETING:

Hello, may I please speak with <full name as it appears on registration>?

My name is <agent name> and I am calling on a recorded line regarding your investment in certain GOLDMAN SACHS FUNDS. Materials were sent to you for the upcoming Joint Special Meeting of shareholders scheduled for JUNE 12, 2026. Have you received proxy materials?

ADJOURNMENT OUTBOUND GREETING:

Hello, may I please speak with Mr./Ms. <full name as it appears on registration>?

My name is <Agent Name> and I am calling on a recorded line regarding your investment in certain GOLDMAN SACHS FUNDS. Materials were sent to you for the upcoming Joint Special Meeting of shareholders which has been adjourned to <date/time>. To date, we have not received your vote on these important matters. <move to Voting>

IF SHAREHOLDER RECEIVED MATERIALS AND/OR WANTS TO VOTE [VOTE}:

Sure I can help you with that. Your board has recommended a vote IN FAVOR of the proposal(s). Would you like to vote along with the recommendations of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number 844-574-9090.

Your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

IF UNSURE OF VOTING OR DOES NOT WANT TO VOTE ALONG WITH THE RECOMMENDATION OF THE BOARD:

Would you like me to review the proposal(s) with you? <After review, ask them if they would like to vote now over the phone>.

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IF NOT RECEIVED/REQUESTING MATERIAL TO BE RE-MAILED:

I can resend the proxy materials to you, or I can review the proposal(s)with you and record your vote immediately by phone. <Pause for response>

AFTER REVIEW, ASK THEM IF THEY WOULD LIKE TO VOTE NOW OVER THE PHONE:

Your Board recommends that you vote “FOR” the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

IF THEY DON’T WANT PROPOSAL(S) REVIEWED OR IF NOT INTERESTED:

Thank you. Please be aware that as a shareholder, your vote is very important. Please note the Fund has provided several ways to return your vote outlined in the proxy materials. Thank you again for your time today.

VOTING (ANY VOTE NEEDED):

Your board has recommended a vote “FOR” the proposals, or you may choose to vote Against or Abstain and help the company reach quorum. How would you like to vote on your accounts today?

And this (for/against/abstain) vote will be for all of your accounts accordingly?

REGISTERED HOLDER WANTS A NEW PROXY CARD/OR THEIR CONTROL NUMBER: <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

BENEFICIAL HOLDER WANTS A NEW VIF/OR THEIR CONTROL NUMBER:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

ANSWERING MACHINE MESSAGE (LIVE AND RECORDED):

Hello, my name is <Agent Name> and I am a voting specialist calling in regards of your investment in certain GOLDMAN SACHS FUNDS. You should have received proxy material electronically or in the mail concerning the Joint Special Meeting of Shareholders to be held on JUNE 12, 2026.

Your vote is very important. Please note the Fund has provided several ways to return your vote, which are provided in the proxy materials. If you have any questions, would like to vote over the telephone, call toll-free at 844-574-9090. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Thank you for your prompt attention to this matter.

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com CONFIDENTIAL INFORMATION

PRE-RECORDED MESSAGES – CANNOT BE UPDATED

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. This call may be monitored and recorded for training purposes.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service. If you have questions regarding your investment, please contact your investment professional. Thank you.

Call Center Hours of Operation:

Monday through Friday, 9AM to 10PM Eastern Time (ET).

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com CONFIDENTIAL INFORMATION

GOLDMAN SACHS TRUST

Subject: Shareholder Vote Required

Dear Shareholder,

We are writing to inform you of an upcoming shareholder vote that requires your attention. Your participation is important to ensure that your interests are represented and that the Funds can move forward on key matters.

The Board of Trustees of each Fund has approved a change to each Fund’s sub-classification under the 1940 Act to a “non-diversified” company and to eliminate any related fundamental investment restriction.

•

Changing a Fund’s status to non-diversified would provide Goldman Sachs Asset Management, L.P., the Fund’s investment adviser, with enhanced flexibility to invest a greater portion of the Fund’s assets in individual issuers.

•	Shareholders may benefit from the flexibility afforded to non-diversified funds to place additional investments in certain issuers.

•	More details are located in the Joint Proxy Statement located on www.proxyvote.com.

Meeting Date: June 12, 2026 at 11:00 a.m., ET

Action Needed: Please submit your vote on or before 5 p.m. ET June 11, 2026, by one of the following methods:

•	Online: Go to www.proxyvote.com. Your unique control number can be found on the enclosed ballot in the box marked with an arrow.

•	Call: 1-844-574-9090 and speak to a live representative. Or call the number located on your ballot (with a touch-tone phone to vote using an automated system)

•	Mail: Mark, sign and date the enclosed ballot and mail in the envelope provided

Why Your Vote Matters

If shareholders do not vote, we may need to incur additional costs to continue soliciting votes. Your prompt vote helps us avoid these additional expenses and ensures that your views are represented in this important decision.

Thank you for your continued support of the Funds and your participation in this important vote.

Sincerely,

Goldman Sachs

GS2026